UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                           December 7, 2006
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 7, 2006, the Executive Compensation Committee of the Board of Directors of Applebee's International, Inc. (the "Company") approved the criteria pursuant to which cash bonuses for fiscal 2007 will be paid to the Company's executive officers under the Company's 2001 Senior Executive Bonus Plan and 1999 Management and Executive Incentive Plan. The Committee has not approved individual bonus eligibility amounts at this time. The executive officers are eligible to receive bonuses if certain qualitative and quantitative Company performance criteria are achieved during fiscal 2007. These criteria are guest preference, restaurant operating profit, traffic growth, employee retention and earnings per share.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 13, 2006

                                   APPLEBEE'S INTERNATIONAL, INC.


                               By: /s/ Steven K. Lumpkin
                                   -------------------------------
                                   Steven K. Lumpkin
                                   Executive Vice President and
                                   Chief Financial Officer


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